                                 EXHIBIT 10.96

                                   SCHEDULE 3
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                 SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.
                        SPECTRAN SPECIALTY OPTICS COMPANY
                         APPLIED PHOTONIC DEVICES, INC.




                              ---------------------

                               GUARANTY AGREEMENT
                              ---------------------






                          DATED AS OF DECEMBER 1, 1996


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


                                                 TABLE OF CONTENTS                                             PAGE


1.       PRELIMINARY STATEMENTS.................................................................................  1

2.       GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS.............................................................  2
         2.1      Guarantied Obligations........................................................................  2
         2.2      Payments and Performance......................................................................  2
         2.3      Waivers and Other Agreements..................................................................  3
         2.4      Nature of Guaranty............................................................................  4
         2.5      Obligations Absolute..........................................................................  4
         2.6      No Investigation by Noteholder................................................................  5
         2.7      Indemnity.....................................................................................  5
         2.8      Subordination, Subrogation, Etc...............................................................  5
         2.9      Waiver........................................................................................  6
         2.10     Limitation on Guarantied Obligations..........................................................  6
         2.11     Marshaling....................................................................................  6
         2.12     Setoff, Counterclaim or Other Deductions......................................................  6
         2.13     No Election of Remedies by Noteholders........................................................  6
         2.14     Separate Action; Other Enforcement Rights.....................................................  7
         2.15     Noteholder Setoff.............................................................................  7
         2.16     Delay or Omission; No Waiver..................................................................  7
         2.17     Restoration of Rights and Remedies............................................................  7
         2.18     Cumulative Remedies...........................................................................  7

3.       INTERPRETATION OF THIS GUARANTY AGREEMENT..............................................................  8
         3.1      Terms Defined.................................................................................  8
         3.2      Headings; Independent Construction............................................................  9
         3.3      Separate Agreements...........................................................................  9
         3.4      Partial Invalidity............................................................................  9
         3.5      Governing Law................................................................................. 10

4.       WARRANTIES AND REPRESENTATIONS......................................................................... 10

5.       GENERAL COVENANTS...................................................................................... 10
         5.1      Undertakings in Note Purchase Agreement....................................................... 10
         5.2      Further Assurances............................................................................ 10

6.       MISCELLANEOUS.......................................................................................... 10
         6.1      Communications................................................................................ 10
         6.2      Amendment..................................................................................... 11
         6.3      Successors and Assigns........................................................................ 11
         6.4      Survival...................................................................................... 11
         6.5      Joinder Agreement............................................................................. 11
         6.6      Expense....................................................................................... 12
         6.7      Benefits of Guaranty Restricted to Noteholders................................................ 12
         6.8      Entire Agreement.............................................................................. 12
         6.9      Connecticut Waiver............................................................................ 13
         6.10     Counterparts.................................................................................. 13

                               GUARANTY AGREEMENT

         GUARANTY AGREEMENT (as may be amended, restated or otherwise modified from time to time, this "AGREEMENT"), dated as of December 1, 1996, by SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC. ("SCFT"), a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY ("SSOC"), a Delaware corporation, and APPLIED PHOTONIC DEVICES, INC. ("APD"), a Delaware corporation (SCFT, SSOC and APD, together with each other Person that becomes a party hereto from time to time by execution and delivery of a Joinder Agreement, and including their respective successors and assigns, the "GUARANTORS"), in favor of each of the Noteholders (as such term is hereinafter defined).

1.       PRELIMINARY STATEMENTS

         1.1 Spectran Corporation (together with its successors and assigns, the "COMPANY"), a Delaware corporation, has authorized the issuance of

                  (a) its 9.24% Series A Senior Secured Notes due 2003 (as may be amended, restated or otherwise modified from time to time, the "SERIES A NOTES"), in the aggregate principal amount of $16,000,000, and

                  (b) its 9.39% Series B Senior Secured Notes due 2004 (as may be amended, restated or otherwise modified from time to time, the "SERIES B NOTES," and collectively with the Series A Notes and any and all other notes for which such notes, or any successor notes, may be substituted or exchanged, all as may be amended, restated or otherwise modified from time to time, the "NOTES"), in the aggregate principal amount of $8,000,000, pursuant to the separate Note Purchase Agreements (collectively, as may be amended, restated or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), each dated as of December 1, 1996, with each of the purchasers named on Schedule A thereto (the "PURCHASERS").

         1.2 In order to induce the Purchasers to purchase the Notes, each of SCFT, SSOC and APD has agreed to become a Guarantor hereunder and the Company has agreed, pursuant to the Note Purchase Agreement, that each other Person that at any time becomes a direct or indirect Subsidiary will be required to become a Guarantor hereunder.

         1.3 The Guarantors and the Company are operated as part of one consolidated business entity. The Guarantors are directly dependent upon the Company for and in connection with their respective business activities and their respective financial resources. Each Guarantor will receive direct and indirect economic and financial benefits from the indebtedness incurred under the Note Purchase Agreement and the Notes by the Company, and under this Agreement, and the incurrence of such indebtedness is in the best interests of such Guarantor.

         1.4 All acts and proceedings required by law and by the constitutive documents of each Guarantor necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

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                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS



2.       GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS

         2.1 GUARANTIED OBLIGATIONS.

         Each Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement, the purchase of the Notes by the Purchasers and other consideration, hereby irrevocably, unconditionally, absolutely, jointly and severally guarantees to each Noteholder, as and for each such Guarantor's own debt:

                  (a) the due and punctual payment of the principal of and accrued and unpaid interest (including, without limitation, interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) and Make-Whole Amount on the Notes and the due and punctual payment of all other obligations of the Company to the Noteholders under the Note Purchase Agreement, the Notes and the other Financing Documents when due, whether by mandatory or optional prepayment, acceleration or otherwise, all in accordance with the terms thereof, including, without limitation, overdue interest, indemnification payments and all reasonable costs and expenses incurred by the Noteholders and the Trustee in connection with enforcing any obligations of the Company under the Note Purchase Agreement, the Notes and the other Financing Documents, including, without limitation, the reasonable fees and disbursements of Noteholders' special counsel;

                  (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Note Purchase Agreement, the Notes and the other Financing Documents to be performed or observed on the part of the Company; and

                  (c) the prompt and complete payment, on demand, of any and all reasonable costs and expenses incurred by the Noteholders in connection with enforcing the obligations of such Guarantor hereunder, including, without limitation, the reasonable fees and disbursements of the Noteholders' special counsel.

All of the obligations set forth in clauses (a), (b) and (c) of this Section 2.1 are referred to herein as the "GUARANTIED OBLIGATIONS" and the guaranty thereof contained herein is a primary, original and immediate obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full, final and indefeasible payment of the Guarantied Obligations.

         2.2 PAYMENTS AND PERFORMANCE.

         If for any reason any duty, agreement or obligation of the Company contained in the Note Purchase Agreement or any other Financing Document shall not be performed or observed by the Company as provided therein, or if any amount payable under or in connection with the Note Purchase Agreement, the Notes or any other Financing Document shall not be paid in full when the same becomes due and payable, each Guarantor undertakes to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each

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                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS


such amount to the Noteholders regardless of any defense or setoff or counterclaim which the Company may have or assert, and regardless of any other condition or contingency.

         2.3 WAIVERS AND OTHER AGREEMENTS.

         Each Guarantor hereby unconditionally:

                  (a) waives any requirement that the Noteholders, upon the occurrence of an Event of Default, first make demand upon, or seek to enforce remedies against, the Company before demanding payment under or seeking to enforce the obligations of such Guarantor under this Agreement;

                  (b) agrees that the obligations of such Guarantor under this Agreement will not be discharged except by complete performance of all obligations of the Company contained in the Note Purchase Agreement, the Notes and the other Financing Documents;

                  (c) agrees that the obligations of such Guarantor under this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by any invalidity, irregularity or unenforceability in whole or in part of the Note Purchase Agreement, the Notes or any other Financing Document, or any limitation on the liability of any Guarantor under this Agreement, or any limitation on the method or terms of payment under the Note Purchase Agreement, the Notes or any other Financing Document which may at any time be caused or imposed in any manner whatsoever (including, without limitation, usury laws);

                  (d) waives diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by the Company under or in connection with the Note Purchase Agreement, the Notes or any other Financing Document, and further waives any requirement of notice of acceptance of, or other formality relating to, the obligations of such Guarantor under this Agreement; and

                  (e) agrees that to the extent the Company makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS


         2.4 NATURE OF GUARANTY.

         The obligations of each Guarantor under this Agreement constitute an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and are wholly independent of and in addition to other rights and remedies of the Noteholders and are not contingent upon the pursuit by the Noteholders of any such rights and remedies, such pursuit being hereby waived by such Guarantor. Notwithstanding anything to the contrary set forth in the Note Purchase Agreement, the Notes or any other Financing Document, the obligations of each Guarantor under this Agreement are joint and several with the obligations of each other Guarantor and any other guarantor of all or any part of the Guarantied Obligations.

         2.5 OBLIGATIONS ABSOLUTE.

         The obligations, covenants, agreements and duties of each Guarantor under this Agreement shall not be released, affected or impaired by any of the following, whether or not undertaken with notice to or consent of such
Guarantor:

                  (a) any assignment or transfer, in whole or in part, of any Note although made without notice to or consent of such Guarantor; or

                  (b) any waiver by any Noteholder, or by any other Person, of the performance or observance by the Company of any of the agreements, covenants, terms or conditions contained in the Note Purchase Agreement or in any other Financing Document; or

                  (c) any indulgence in or the extension of the time for payment by the Company of any amounts payable under or in connection with the Note Purchase Agreement, the Notes or any other Financing Document, or of the time for performance by the Company of any other obligations under or arising out of the Note Purchase Agreement, the Notes or any other Financing Document, or the extension or renewal thereof; or

                  (d) the modification, amendment or waiver (whether material or otherwise) of any duty, agreement or obligation of the Company set forth in the Note Purchase Agreement, the Notes or any other Financing Document (the modification, amendment or waiver from time to time of the Note Purchase Agreement, the Notes and the other Financing Documents being expressly authorized without further notice to or consent of such Guarantor); or

                  (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Company or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting the Company or any of its assets; or

                  (f) the merger or consolidation of the Company or any Guarantor with any other Person; or

                  (g) the release or discharge of the Company from the performance or observance of any agreement, covenant, term or condition contained in the Note

                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS


         Purchase Agreement, the Notes or any other Financing Document, by operation of law; or

                  (h) any other cause, whether similar or dissimilar to the foregoing, that would release, affect or impair the obligations, covenants, agreements or duties of any Guarantor under this Agreement.

         2.6 NO INVESTIGATION BY NOTEHOLDER.

         Each Guarantor hereby waives unconditionally any obligation that, in the absence of such provision, the Noteholders might otherwise have to investigate or to assure that there has been compliance with the law of any jurisdiction with respect to the Guarantied Obligations, recognizing that, to save both time and expense, such Guarantor has requested that the Noteholders not undertake such investigation. Each Guarantor hereby expressly confirms that the obligations of such Guarantor hereunder shall remain in full force and effect without regard to compliance or noncompliance with any such law and irrespective of any investigation or knowledge of any such law by any Noteholder.

         2.7      INDEMNITY.

         As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with the Noteholders that, should the Guarantied Obligations not be recoverable from such Guarantor for any reason whatsoever (including, without limitation, by reason of any provision of the Note Purchase Agreement, the Notes, any other Financing Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by any Noteholder at any time, such Guarantor as sole, original and independent obligor, upon demand by the Required Holders, will make payment of the Guarantied Obligations to the Noteholders by way of a full indemnity in such currency and otherwise in such manner as is provided in the Note Purchase Agreement and the Notes.

         2.8      SUBORDINATION, SUBROGATION, ETC.

         Each Guarantor agrees that any present or future indebtedness, obligations or liabilities of the Company to such Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of the Company to the Noteholders. Each Guarantor waives any right of subrogation to the rights of the Noteholders against the Company or any other Person obligated for payment of the Guarantied Obligations and any right of reimbursement, contribution or indemnity whatsoever (including, without limitation, any such right as against any other Guarantor) arising or accruing out of any payment that such Guarantor may make pursuant to this Agreement, and any right of recourse to security for the debts and obligations of the Company, unless and until the entire amount of the Guarantied Obligations shall have been paid in full.

                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS


         2.9      WAIVER.

         To the extent that it lawfully may, each Guarantor agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement, the Note Purchase Agreement, the Notes or any other Financing Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the evaluation or appraisal of any security for its obligations hereunder or the Company under the Note Purchase Agreement, the Notes or any other Financing Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.

         2.10     LIMITATION ON GUARANTIED OBLIGATIONS.

         Notwithstanding anything in Section or elsewhere in this Agreement, the Note Purchase Agreement, the Notes or any other Financing Document to the contrary, the obligations of each Guarantor under this Agreement shall at each point in time be limited to an aggregate amount equal to the greatest amount that would not result in such obligations being subject to avoidance, or otherwise result in such obligations being unenforceable, at such time under applicable law (including, without limitation, to the extent, and only to the extent, applicable to any such Guarantor, Section 548 of the Bankruptcy Code of the United States of America and any comparable provisions of the law of any other jurisdiction, any capital preservation law of any jurisdiction and any other law of any jurisdiction that at such time limits the enforceability of the obligations of such Guarantor under this Agreement).

         2.11     MARSHALING.

         Neither any Noteholder nor any Person acting for the benefit of any Noteholder shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guarantied Obligations.

         2.12     SETOFF, COUNTERCLAIM OR OTHER DEDUCTIONS.

         Except as otherwise required by law, each payment by each Guarantor shall be made without setoff, counterclaim or other deduction.

         2.13     NO ELECTION OF REMEDIES BY NOTEHOLDERS.

         No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder's right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Noteholder against the Company or any Guarantor under any document or instrument evidencing obligations of the Company or any Guarantor to such Noteholder shall serve to diminish the liability of any Guarantor under this Agreement, except to the extent that

                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS

such Noteholder finally and unconditionally shall have realized payment by such action or proceeding in respect of the Guarantied Obligations.

         2.14 SEPARATE ACTION; OTHER ENFORCEMENT RIGHTS.

         Each of the rights and remedies granted under this Agreement to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder without notice by such Noteholder to, or the consent of or any other action by, any other Noteholder. Each Noteholder may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         2.15 NOTEHOLDER SETOFF.

         Each Noteholder shall have, to the fullest extent permitted by law and this Agreement, a right of set-off against any and all credits and any and all other property of each Guarantor now or at any time whatsoever, with or in the possession of such Noteholder, or anyone acting for such Noteholder, to ensure the full performance of any and all obligations of each Guarantor hereunder.

         2.16 DELAY OR OMISSION; NO WAIVER.

         No course of dealing on the part of any Noteholder and no delay or failure on the part of any such Person to exercise any right hereunder shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by this Agreement or by law to any Noteholder may be exercised from time to time as often as may be deemed expedient by such Person.

         2.17 RESTORATION OF RIGHTS AND REMEDIES.

         If any Noteholder shall have instituted any proceeding to enforce any right or remedy under this Agreement or under any Note held by such Noteholder, and such proceeding shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and each Guarantor shall, except as may be limited or affected by any determination (including, without limitation, any determination in connection with any such dismissal) in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of such Noteholders shall continue as though no such proceeding had been instituted.

         2.18 CUMULATIVE REMEDIES.

         No remedy under this Agreement, the Note Purchase Agreement, the Notes or any other Financing Document is intended to be exclusive of any other remedy, but each and every remedy

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                                   2. GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS


shall be cumulative and in addition to any and every other remedy given pursuant to this Agreement, the Note Purchase Agreement, the Notes or any other Financing Document.

3.       INTERPRETATION OF THIS GUARANTY AGREEMENT

         3.1 TERMS DEFINED.

         For purposes of this Agreement, the following terms have the meanings specified below or provided for in the section of this Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or, if not defined herein, then as defined in the Trust Indenture.

         COMPANY -- Section 1.1.

         DEFAULT -- has the meaning assigned to such term in the Note Purchase Agreement.

         EVENT OF DEFAULT -- has the meaning assigned to such term in the Note Purchase Agreement.

         GUARANTIED OBLIGATIONS -- Section 2.1.

         GUARANTORS -- has the meaning assigned to such term in the introductory paragraph hereof.

         JOINDER AGREEMENT -- Section 6.5.

         LIEN -- has the meaning assigned to such term in the Note Purchase Agreement.

         NOTE PURCHASE AGREEMENT -- Section 1.1(b).

         NOTEHOLDER -- means, at any time, each Person that is the holder of any Note at such time.

         NOTES -- has the meaning assigned to such term in Preliminary Statement A.

         PERSON -- means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         PURCHASERS -- Section 1.1(b).

         PROPERTY -- means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         REQUIRED HOLDERS -- has the meaning assigned to such term in the Note Purchase Agreement.

                                    3. INTERPRETATION OF THIS GUARANTY AGREEMENT


         SERIES A NOTES -- Section 1.1(a), 1.1(a), 1.1(b).

         SERIES B NOTES -- Section 1.1(b).

         SUBSIDIARY -- has the meaning assigned to such term in the Note Purchase Agreement.

         TRUSTEE -- has the meaning assigned to such term in the Trust Indenture, dated as of December 1, 1996, among the Company, the Guarantors, Fleet National Bank as trustee, and the other parties signatory thereto, as amended, modified or supplemented from time to time.

         3.2 HEADINGS; INDEPENDENT CONSTRUCTION.

                  (a) SECTION HEADINGS ETC. The titles of the Sections and Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Indenture as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules, Exhibits and Attachments are, unless otherwise specified, references to Annexes, Schedules, Exhibits and Attachments attached to this Agreement.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

         3.3 SEPARATE AGREEMENTS.

         Notwithstanding that this Agreement is among each of the Guarantors and the Trustee, this Agreement shall be construed and interpreted as a separate Agreement between each Guarantor and the Trustee, and any whole or partial invalidity of this Agreement in respect of any Guarantor shall not have any effect on the validity or enforceability of this Agreement as among each other Guarantor, respectively, as the case may be, and the Trustee.

         3.4 PARTIAL INVALIDITY.

         The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

         3.5 GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH JURISDICTION THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH JURISDICTION.

4.       WARRANTIES AND REPRESENTATIONS

         Each Guarantor warrants and represents, as of the date such Guarantor becomes a Guarantor hereunder, that each of the warranties and representations made by the Company in Section 5 of the Note Purchase Agreement with respect to Subsidiaries generally are true with respect to such Guarantor on the date that such Guarantor becomes a Guarantor, with the same effect as though such warranties and representations were made on and as of such date rather than on and as of the date of this Agreement.

5.       GENERAL COVENANTS

         Each Guarantor covenants and agrees that on and after the date hereof and so long as any of the Guarantied Obligations shall be outstanding:

         5.1 UNDERTAKINGS IN NOTE PURCHASE AGREEMENT.

         Each Guarantor will comply with each of the undertakings of the Company in the Note Purchase Agreement in respect of which the Company undertakes to cause such Guarantor (in its capacity as a Guarantor and as a Subsidiary) to comply with such undertakings, as if such undertakings (as they apply to such Guarantor) were set forth at length herein as the undertakings of such Guarantor.

         5.2 FURTHER ASSURANCES.

         Each Guarantor will cooperate with the Noteholders and execute such further instruments and documents as the Required Holders shall reasonably request to carry out, to the reasonable satisfaction of the Required Holders, the transactions contemplated by this Agreement and the other Financing Documents.

6.       MISCELLANEOUS

         6.1 COMMUNICATIONS.

         All communications hereunder shall be in writing, shall be delivered in the manner required by the Note Purchase Agreement, and shall be addressed, if to any Guarantor, at the applicable address set forth on Annex 1 hereto, and if to any of the Noteholders:

                                                                 6 MISCELLANEOUS


                  (a) if such Noteholder is a Purchaser, at the address for such Noteholder set forth on Schedule A to the Note Purchase Agreement, and further including any parties referred to on such Schedule A which are required to receive notices in addition to such Noteholder, and

                  (b) if such Noteholder is not a Purchaser, at the address for such Noteholder set forth in the register for the registration and transfer of Notes maintained pursuant to Section 13.1 of the Note Purchase Agreement, or to any such party at such other address as such party may designate by notice duly given in accordance with this Section 6.1. Notices shall be deemed given only when actually received.

         6.2 AMENDMENT.

         This Agreement may be amended in, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver of any of the provisions of Section 2, or any defined term as it is used therein, will be effective unless consented to by each Guarantor and each Noteholder in writing; provided that this Agreement may, in the manner specified in Section 6.5, be amended to add one or more new Guarantors hereunder without the consent of any other Guarantor or any holder of Notes.

         6.3 SUCCESSORS AND ASSIGNS.

                  (a) All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

                  (b) Each Guarantor agrees to take such action as may be reasonably requested by any Noteholder to confirm such Guarantor's guaranty of the Guarantied Obligations in connection with the transfer of the Notes of such Noteholder.

         6.4 SURVIVAL.

         All representations and warranties contained herein or made in writing by any Guarantor in connection herewith shall survive the execution and delivery of this Agreement. So long as the Guarantied Obligations and all payment obligations of each Guarantor hereunder shall not have been fully and finally performed and indefeasibly paid, the obligations of each Guarantor hereunder shall survive the transfer and payment of any Note and the payment in full of all the Notes.

         6.5 JOINDER AGREEMENT.

         Upon execution and delivery by any Person of a counterpart of a Joinder Agreement substantially in the form attached to this Agreement as Annex 2 (each, a "JOINDER AGREEMENT"), this Agreement shall for all purposes, without further action, be deemed to have been amended

                                                                 6 MISCELLANEOUS


to add such Person as a Guarantor hereunder with the same effect as if such Person had been an original party hereto.

         6.6 EXPENSE.

                  (a) AMENDMENTS AND WAIVERS. The Guarantors will pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Noteholders in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect hereto (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed or become effective).

                  (b) RESTRUCTURING AND WORKOUT, INSPECTIONS. At any time when the Guarantors and the Noteholders are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, the Guarantors will pay when billed the reasonable costs and expenses (including reasonable attorneys' fees and the fees of professional advisors) incurred by the Noteholders in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the Noteholders and in connection with inspections made pursuant to Section 7.3 of the Note Purchase Agreement.

                  (c) COLLECTION AND ENFORCEMENT. If the Guarantors shall fail to pay when due any of the Guarantied Obligations or shall otherwise fail to comply with any provision of this Agreement, the Guarantors will pay to each Noteholder, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by such Noteholder in collecting any sums due hereunder and in enforcing any rights or remedies that are or may be available to such Noteholder.

         6.7 BENEFITS OF GUARANTY RESTRICTED TO NOTEHOLDERS.

         Nothing express or implied in this Agreement is intended or shall be construed to give to any Person other than the Guarantors and the Noteholders any legal or equitable right, remedy or claim under or in respect hereof or any covenant, condition or provision therein or herein contained, and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Guarantors and the Noteholders.

         6.8 ENTIRE AGREEMENT.

         This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

                                                                6. MISCELLANEOUS


         6.9 CONNECTICUT WAIVER.

         TO THE EXTENT ANY ASSETS AND/OR REAL ESTATE OF ANY GUARANTOR IS LOCATED IN CONNECTICUT, EACH GUARANTOR ACKNOWLEDGES THAT THIS AGREEMENT AND EACH TRANSACTION RELATED HERETO IS A "COMMERCIAL TRANSACTION" WITHIN THE MEETING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUES, AS AMENDED. EACH GUARANTOR HEREBY WAIVES ANY RIGHT WHICH IT MIGHT HAVE TO NOTICE IN A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 903A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE TRUSTEE OR ANY NOTEHOLDER SEEKS ANY PREJUDGMENT REMEDY AT ANY TIME PRIOR TO FINAL JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, WHETHER BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN.

         6.10 COUNTERPARTS.

         This Agreement may be executed and delivered in any number of counterparts, each of such counterparts constituting an original but altogether only one Agreement.

   [Remainder of page intentionally left blank; next page is signature page.]

         IN WITNESS WHEREOF, each Guarantor has caused this Agreement to be executed on its behalf by one of its duly authorized officers as of the date first set forth above.


                                             SPECTRAN COMMUNICATION FIBER
                                             TECHNOLOGIES, INC.



                                             By /s/ Bruce A. Cannon
                                                -------------------------------
                                                Name:  Bruce A. Cannon

                                                Title: Secretary

                                             SPECTRAN SPECIALTY OPTICS
                                             COMPANY



                                             By /s/ Bruce A. Cannon
                                                -------------------------------

                                                Name:  Bruce A. Cannon

                                                Title: Secretary

                                             APPLIED PHOTONIC DEVICES, INC.



                                             By  /s/ Bruce A. Cannon
                                                --------------------------------

                                                Name:  Bruce A. Cannon

                                                Title: Secretary



                              [GUARANTY AGREEMENT]

                          Annex 1 to Guaranty Agreement

                             Addresses of Guarantors

SpecTran Communication Fiber Technologies, Inc.
50 Hall Road
Sturbridge, MA 01566
Attn:  Chief Executive Officer

SpecTran Specialty Optics Company
150 Fisher Drive
Avon CT 060011(*)
Attn:  President

Applied Photonic Devices, Inc.
300 Lake Road
Dayville, CT 06241(**5)
Attn:  Chief Executive Officer


* Spectran Specialty Optics Company intends to move its principal executive offices to 55 Darling Drive, Avon, Connecticut 06001 during 1997.

Applied Photonic Devices, Inc. intends to move its principal executive offices to 50 Hall Road, Sturbridge, Massachusetts by the end of 1996.



----------
         (5)Applied Photonic Devices, Inc. intends to move its principal executive offices to 50 Hall Road, Sturbridge, Massachusetts by the end of 1996.

                                                                         ANNEX 2

                           [FORM OF JOINDER AGREEMENT]


                                JOINDER AGREEMENT

                                                                          [Date]



To each of the Noteholders (as defined in the Guaranty
         Agreement hereinafter referred to)

Ladies and Gentlemen:

         Reference is made to the Guaranty Agreement, dated as of December 1, 1996 (as amended, restated or otherwise modified from time to time, the "GUARANTY AGREEMENT"), by SpecTran Communication Fiber Technologies, Inc. ("SCFT"), a Delaware corporation, SpecTran Specialty Optics Company ("SSOC"), a Delaware corporation, and APPLIED PHOTONIC DEVICES, INC. ("APD"), a Delaware corporation (SCFT, SSOC and APD, together with each other Person that becomes a party to the Guaranty Agreement, the "GUARANTORS"), in favor of each of the Noteholders (as defined in the Agreement). Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Guaranty Agreement.

         [NEW GUARANTOR], a ___________________ corporation (the "NEW GUARANTOR"), agrees with you as follows:

         1. GUARANTY. The New Guarantor hereby unconditionally and expressly agrees to become, and by execution and delivery of this Agreement does become, a "Guarantor" under and as defined in the Guaranty Agreement. Without limitation of the foregoing or of anything in the Guaranty Agreement, by such execution and delivery hereof the New Guarantor does become fully liable, as a Guarantor, for the payment of the Guarantied Obligations as further provided in Section 1 of the Guaranty Agreement. As provided in Section 6.5 of the Guaranty Agreement, the Guaranty Agreement is hereby amended, without any further action, to add the New Guarantor as a Guarantor thereunder as if the New Guarantor had been an original party to the Guaranty Agreement. Annex 1 to the Guaranty Agreement is hereby amended by adding the following address of the New Guarantor for purposes of communications pursuant to Section 6.1 of the Guaranty Agreement: [insert name and address of New Guarantor].

         2. FURTHER ASSURANCES. The New Guarantor agrees to cooperate with the Noteholders and execute such further instruments and documents as the Required Holders shall reasonably request to effect, to the reasonable satisfaction of the Required Holders, the purposes of this Agreement.

         3. BINDING EFFECT. This Agreement shall be binding upon the New Guarantor and shall inure to the benefit of the Noteholders and their respective successors and assigns.


                                    Annex 2-1

         IN WITNESS WHEREOF, the New Guarantor has caused this Agreement to be executed on its behalf by one of its duly authorized officers.

                                        [NEW GUARANTOR]



                                        By
                                           ------------------------------------

                                                 Name:

                                                 Title:


                                    Annex 2-2